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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2005

Atlantic Liberty Financial Corp

Delaware			    000-49967		                           16-1615014
State of incorporation 	    SEC File Number			 IRS Employer I.D.



186 Montague Street, Brooklyn, New York

718-855-3555















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CURRENT REPORT ON FORM 8-K


Item 1.			Changes in Control of Registrant
        Not Applicable

Item 2.			Acquisition or Disposition of Assets
        Not Applicable

Item 3.			Bankruptcy or Receivership

				Not Applicable

Item 4.			Changes in Registrants Certifying Accountant
        Not Applicable

Item 5.			Other Events
        Not Applicable

Item 6.			Resignations of Registrants Directors
        Not Applicable

Item 7.			Financial Statements and Exhibits

(a)	No financial statements of businesses acquired
are required.
(b)	No pro forma financial information is required
(c)	Attached as an exhibit is Atlantic Liberty
Financial Corps
(the Company) news release announcing its December 31, 2005 quarterly earnings.

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Item 8.			Change in Fiscal Year

        Not Applicable

Item 9.	Regulation FD Disclosure- Information provided
pursuant to Item 12

	The Company announced its December 31, 2005 financial results by release. The press release in included as an exhibit.


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

				Atlantic Liberty Financial Corp.


Date:  January 25, 2006  			By: /s/Barry M. Donohue
		             	Barry M. Donohue
			President and Chief Executive Officer


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